UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2005

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-09120	Public Service Enterprise Group Incorporated (a New Jersey Corporation) 80 Park Plaza P.O. Box 1171 Newark, New Jersey 07101-1171 (973) 430-7000	22-2625848

001-00973	Public Service Electric and Gas Company (a New Jersey Corporation) 80 Park Plaza P.O. Box 570 Newark, New Jersey 07101-0570 (973) 430-7000	22-1212800

000-49614	PSEG Power LLC (a Delaware Limited Liability Company) 80 Park Plaza-T25 Newark, New Jersey 07102-4194 (973) 430-7000	22-3663480

000-32503	PSEG Energy Holdings L.L.C. (a New Jersey Limited Liability Company) 80 Park Plaza-T20 Newark, New Jersey 07102-4194 (973) 430-7000	42-1544079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8. 01 Other Events

On July 19, 2005, the shareholders of Public Service Enterprise Group Incorporated (“PSEG”) voted to approve the Agreement and Plan of Merger dated as of December 20, 2004, between Exelon Corporation and PSEG. The merger is expected to close following receipt of other required approvals.

Also on July 19, 2005, PSEG reaffirmed its 2005 guidance of $3.15 to $3.35 per share for earnings from continuing operations. Costs associated with the merger could reduce 2005 results by as much as 10 –15 cents per share and are not reflected in the current guidance.

Section 9 - Financial Statements and Exhibits

Item 9. 01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release announcing PSEG shareholder approval of merger of Exelon and PSEG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Enterprise Group Incorporated

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Public Service Electric and Gas Company

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSEG Power LLC

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSEG Energy Holdings L.L.C.

/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller

July 19, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing PSEG shareholder approval of merger of Exelon and PSEG.